                                                                    EXHIBIT 10.1

                             THIRD AMENDMENT TO THE
                   MEDAPHIS EMPLOYEES' RETIREMENT SAVINGS PLAN

         THIS AMENDMENT, made as of the 23rd day of October, 1997, by MEDAPHIS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor").

                              W I T N E S S E T H:

         WHEREAS, the Primary Sponsor adopted the Medaphis Employees' Retirement Savings Plan (the "Plan") by indenture dated June 30, 1991; and

         WHEREAS, the Plan was last amended and restated by indenture effective July 1, 1995; and

         WHEREAS, the Primary Sponsor desires to amend the Plan to adjust the schedule by which participants in the Plan vest in matching contributions made to the Plan on participants' behalf; and

         WHEREAS, the Primary Sponsor desires to amend the Plan to allow participants to receive hardship distributions from their matching accounts to the extent such accounts are vested.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective January 1, 1997, as follows:

1. Section 10.3 of the Plan shall be amended by replacing the vesting schedule provided for in the last sentence thereof with the following:

                  "Full Years of                  Percentage
                      Service                      Vested
                      -------                      ------

                           1                         33%
                           2                         66%
                           3                        100%

                  provided, however, that effective January 1, 1998, for Members with less than three Years of Service as of January 1, 1998, such Member's Matching Account and Company Account shall vest in accordance with the following vesting schedule:

                  Full Years of                   Percentage
                      Service                      Vested
                      -------                      ------

                    Less than 2                      0%
                          2                         50%
                          3                        100%


                  provided further, however, that under no circumstances shall a Member's vested Accrued Benefit be decreased as a result of such change in the vesting schedule on January 1, 1998."

2. Section 7.2 of the Plan shall be amended by replacing the first sentence of Section 7.2 with the following:

                  "A withdrawal pursuant to this Section 7.2 is designated a "Hardship Withdrawal" and is subject to the following rules:
                  The Trustee shall, upon the direction of the Plan Administrator, distribute, in a lump sum in cash, all or a portion of a Member's Rollover Account, Employee Deferral Account consisting of Deferral Amounts (but not earnings thereon), Prior Company Account and Matching Account (to the extent vested) prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such distribution shall be made only if the Member is an Employee and demonstrates that he is suffering from "hardship" as determined herein."

                                    * * * * *


         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has executed this Amendment as of the day and the year first above written.

                                        MEDAPHIS CORPORATION

                                        By: /s/ David E. McDowell
                                            ------------------------------------
                                            David E. McDowell
                                            Chairman and Chief Executive Officer

ATTEST:

By:/s/ Randolph L. M. Hutto
   --------------------------
   Randolph L. M. Hutto
   Secretary

                                        3